Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Second Quarter 2022 Financial Results
PITTSBURGH, PA, August 11, 2022 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its second quarter ended June 30, 2022.
“During the second quarter, we made significant progress on several key milestones related to the integration of our prior acquisitions of our two largest competitors. The consolidation of the best features and functionality of each solution into our Digital Family Lifestyle™ Platform has required a substantial investment since their respective acquisitions. I am very pleased that we are quickly approaching the completion of this mission,” said William W. Smith, Jr., President, CEO and Chairman of the Board of Smith Micro.

“With these efforts nearing completion, we expect to move forward with significant reductions in our operating expenses, starting in the third quarter, and accelerating through the remainder of the fiscal year, as we streamline our expenses to return back to more historical levels.”

“We see the enormous opportunity in front of us, not only with the Big 3 Tier 1 mobile operators in the US, but other Tier 1 operators in Europe, and elsewhere around the world, as we move to our next phase of growth on a single platform,” concluded Mr. Smith.
Second Quarter 2022 Financial Results
Smith Micro reported revenue of $12.7 million for the quarter ended June 30, 2022, compared to $15.9 million reported in the quarter ended June 30, 2021.
Gross profit for the quarter ended June 30, 2022 was $9.1 million, compared to $12.6 million for the quarter ended June 30, 2021.
Gross profit as a percentage of revenue was 71 percent for the quarter ended June 30, 2022, compared to 79 percent for the quarter ended June 30, 2021.
GAAP net loss for the quarter ended June 30, 2022 was $8.5 million, or $0.15 loss per share, compared to GAAP net loss of $5.2 million, or $0.10 loss per share, for the same period in 2021.
Non-GAAP net loss for the quarter ended June 30, 2022 was $5.1 million, or $0.09 loss per share, compared to non-GAAP net loss of $0.3 million, or $0.01 loss per share, for the quarter ended June 30, 2021. Non-GAAP net loss excludes stock-based compensation, amortization of intangible assets, personnel severance and reorganization activities, and acquisition costs.

Smith Micro Software Second Quarter 2022 Financial Results	Page 2
Second Quarter Year-to-Date 2022 Financial Results
Smith Micro reported revenue of $25.4 for the six months ended June 30, 2022, compared to $27.3 million reported in the six months ended June 30, 2021.
Gross profit for the six months ended June 30, 2022 was $18.2 million compared to $22.4 million reported for the same period in 2021.
Gross profit as a percentage of revenue was 71 percent for the six months ended June 30, 2022 compared to 82 percent for the six months ended June 30, 2021.
GAAP net loss for the six months ended June 30, 2022 was $15.5 million, or $0.28 loss per share, compared to GAAP net loss of $8.4 million, or $0.17 loss per share, for the same period in 2021.
Non-GAAP net loss (which excludes stock-based compensation, amortization of intangible assets, personnel severance and reorganization activities, and acquisition costs) for the six months ended June 30, 2022 was $9.4 million, or $0.17 diluted loss per share, compared to non-GAAP net income of $0.4 million, or $0.01 earnings per share, for the six months ended June 30, 2021.
Total cash and cash equivalents as of June 30, 2022 were $5.4 million and available borrowing capacity under the Company’s revolving credit facility was $7.0 million.

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, certain non-GAAP financial measures and a non-GAAP reconciliation from GAAP gross profit, net (loss) income before taxes, and net (loss) income to the following non-GAAP metrics: non-GAAP net (loss) income, and non-GAAP diluted earnings (loss) per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has therefore excluded the following items from GAAP earnings calculations: stock-based compensation, amortization of intangible assets, personnel severance and reorganization activities, and acquisition costs. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net (loss) income and net (loss) income on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, August 11, 2022, at 4:30 p.m. ET, to discuss the Company’s second quarter 2022 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=Gxhhaskc. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Second Quarter 2022 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, the impact of the COVID-19 pandemic on our business and financial results, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, our ability to compete effectively with other software and technology companies, and the existence and terms of our convertible notes and related agreements, including that they may restrict our ability to obtain additional financing, and adversely affect our business, financial condition and cash flows from operations in the future. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Second Quarter 2022 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	June 30, 2022	December 31, 2021
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$5,357	$16,078
Accounts receivable, net of allowance for doubtful accounts and other adjustments of $3 and $2 (2022 and 2021, respectively)	11,562	10,590
Prepaid expenses and other current assets	2,514	1,988
Total current assets	19,433	28,656
Equipment and improvements, net	2,129	2,698
Right-of-use assets	4,291	4,866
Other assets	541	620
Intangible assets, net	39,410	42,631
Goodwill	35,041	35,041
Total assets	$100,845	$114,512
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,774	$3,301
Accrued payroll and benefits	3,759	4,055
Current operating lease liabilities	1,400	1,400
Other accrued liabilities	1,227	612
Total current liabilities	10,160	9,368
Non-current liabilities:
Operating lease liabilities	3,640	4,467
Deferred tax liabilities, net	117	117
Total non-current liabilities	3,757	4,584
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 55,121,767 and 54,259,390 shares issued and outstanding (2022 and 2021, respectively)	55	54
Additional paid-in capital	354,641	352,779
Accumulated comprehensive deficit	(267,768)	(252,273)
Total stockholders’ equity	86,928	100,560
Total liabilities and stockholders' equity	$100,845	$114,512

Smith Micro Software Second Quarter 2022 Financial Results	Page 5

Smith Micro Software Inc.
Consolidated Statement of Operations
(in thousands except share data)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$12,674	$15,919	$25,409	$27,300
Cost of revenues	3,617	3,358	7,253	4,903
Gross profit	9,057	12,561	18,156	22,397
Operating expenses:
Selling and marketing	3,720	3,117	6,706	5,361
Research and development	8,213	7,063	15,615	11,936
General and administrative	4,026	4,946	8,073	8,604
Amortization of intangible assets	1,577	2,645	3,221	4,943
Total operating expenses	17,536	17,771	33,615	30,844
Operating loss	(8,479)	(5,210)	(15,459)	(8,447)
Other income (expense):
Interest income (expense), net	2	16	(2)	24
Other income, net	15	5	15	9
Loss before provision for income taxes	(8,462)	(5,189)	(15,446)	(8,414)
Provision for income tax expense	31	14.00	50	14
Net loss	$(8,493)	$(5,203)	$(15,496)	$(8,428)

Loss per share:
Basic and diluted	$(0.15)	$(0.10)	$(0.28)	$(0.17)

Weighted average shares outstanding:
Basic and diluted	55,183	53,017	55,844	48,219

Smith Micro Software Second Quarter 2022 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(8,493)	$(5,203)	$(15,496)	$(8,428)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,904	2,984	3,902	5,481
Non-cash lease expense	335	311	673	618
Provision for doubtful accounts	(5)	—	—	(3)
Provision for excess and obsolete inventory	—	—	—	(97)
Stock based compensation	1,688	1,279	2,754	2,295
Changes in operating accounts:
Accounts receivable	497	(378)	(975)	3,640
Prepaid expenses and other assets	(309)	(606)	(527)	(225)
Accounts payable and accrued liabilities	(640)	(428)	(1,812)	(1,077)
Deferred revenue	(15)	(163)	(146)	(708)
Net cash (used in) provided by operating activities	(5,038)	(2,204)	(11,627)	1,496
Investing activities:
Acquisitions, net	—	(56,865)	—	(56,865)
Capital expenditures	(49)	(146)	(112)	(336)
Other investing activities	71	58	83	69
Net cash provided by (used in) investing activities	22	(56,953)	(29)	(57,132)
Financing activities:
Proceeds from common stock offering, net of offering expenses	—	(187)	—	59,711
Proceeds from exercise of common stock warrants	—	—	—	40
Proceeds from financing arrangements	750	—	1,291	—
Repayments of financing arrangements	(210)	—	(391)	—
Other financing activities	2	33	35	67
Net cash provided by (used in) financing activities	542	(154)	935	59,818
Net (decrease) increase in cash and cash equivalents	(4,474)	(59,311)	(10,721)	4,182
Cash and cash equivalents, beginning of period	$9,831	$89,247	$16,078	$25,754
Cash and cash equivalents, end of period	$5,357	$29,936	$5,357	$29,936

Smith Micro Software Second Quarter 2022 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Personnel Severance and Reorganization Activities	Acquisition Costs	Non-GAAP
Three Months Ended June 30, 2022
Gross profit	$9,057	$(1)	$—	$—	$—	$9,056
Selling and marketing expenses	3,720	(73)	—	(721)	—	2,926
Research and development expenses	8,213	(268)	—	—	—	7,945
General and administrative expenses	4,026	(767)	—	—	—	3,259
Amortization of intangible assets	1,577	—	(1,577)	—	—	—
Total operating expenses	17,536	(1,108)	(1,577)	(721)	—	14,130

(Loss) income before provision for income taxes	(8,462)	1,109	1,577	721	—	(5,055)
Net (loss) income	(8,493)	1,109	1,577	721	—	(5,086)
(Loss) earnings per share: basic and diluted	(0.15)	0.02	0.03	0.01	—	(0.09)

Three Months Ended June 30, 2021
Gross profit	$12,561	$—	$—	$—	$—	$12,561
Selling and marketing expenses	3,117	(236)	—	—	—	2,881
Research and development expenses	7,063	(241)	—	—	—	6,822
General and administrative expenses	4,946	(802)	—	—	(972)	3,172
Amortization of intangible assets	2,645	—	(2,645)	—	—	—
Total operating expenses	17,771	(1,279)	(2,645)	—	(972)	12,875
				—
(Loss) income before provision for income taxes	(5,189)	1,279	2,645	—	972	(293)
Net (loss) income	(5,203)	1,279	2,645	—	972	(307)
(Loss) earnings per share: basic and diluted	(0.10)	0.02	0.05	—	0.02	(0.01)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Second Quarter 2022 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Personnel Severance and Reorganization Activities	Acquisition Costs	Non-GAAP
Six Months Ended June 30, 2022
Gross profit	$18,156	$(1)	$—	$—	$—	$18,155
Selling and marketing expenses	6,706	(157)	—	(721)	—	5,828
Research and development expenses	15,615	(529)	—	—	—	15,086
General and administrative expenses	8,073	(1,488)	—	—	—	6,585
Amortization of intangible assets	3,221	—	(3,221)	—	—	—
Total operating expenses	33,615	(2,174)	(3,221)	(721)	—	27,499

(Loss) income before provision for income taxes	(15,446)	2,175	3,221	721	—	(9,329)
Net (loss) income	(15,496)	2,175	3,221	721	—	(9,379)
(Loss) earnings per share: basic and diluted	(0.28)	0.04	0.06	0.01	—	(0.17)

Six Months Ended June 30, 2021
Gross profit	$22,397	$—	$—	$—	$—	$22,397
Selling and marketing expenses	5,361	(426)	—	—	—	4,935
Research and development expenses	11,936	(434)	—	—	—	11,502
General and administrative expenses	8,604	(1,435)	—	—	(1,583)	5,586
Amortization of intangible assets	4,943	—	(4,943)	—	—	—
Total operating expenses	30,844	(2,295)	(4,943)	—	(1,583)	22,023
				—
(Loss) income before provision for income taxes	(8,414)	2,295	4,943	—	1,583	407
Net (loss) income	(8,428)	2,295	4,943	—	1,583	393
(Loss) earnings per share: basic and diluted	(0.17)	0.04	0.09	—	0.03	0.01
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.